UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2012

TOROTEL, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-8125	44-0610086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 North Lindenwood Drive
Olathe, KS 66062
(Address of principal executive office)(Zip Code)

(913) 747-6111
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 17, 2012, Torotel, Inc. (the “Company”) held its annual meeting of shareholders at its principal executive offices at 620 N. Lindenwood Drive Olathe, Kansas 66062. Set forth below are the voting results for each of the matters submitted to a vote of the shareholders.

1. Election of Directors:	Votes For	Votes Withheld	Broker Non-Votes
Dale H. Sizemore, Jr.	3,726,522	16,010	1,397,681
Richard A. Sizemore	3,726,522	16,010	1,397,681

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2. Ratification of Appointment of Independent Accountant for Fiscal Year 2013	4,998,131	12,319	129,763	—

	Votes For	Votes Against	Abstentions	Broker Non-Votes
3. Shareholder proposal to call a shareholder vote to approve the sale of Torotel	127,725	3,613,867	940	1,397,681

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOROTEL, INC.

By:	/s/ H. James Serrone
H. James Serrone
Vice President of Finance and
Chief Financial Officer

Date: September 19, 2012